                                                                   Exhibit 7(i)

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Michael K. Farrell
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                      MetLife Investors Insurance Company

                               Power of Attorney

                               James P. Bossert
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, James P. Bossert, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2006.

                                                  /s/ James P. Bossert
                                                  -----------------------------
                                                  James P. Bossert

                      MetLife Investors Insurance Company

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2006.

                                                  /s/ Susan A. Buffum
                                                  -----------------------------
                                                  Susan A. Buffum

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Michael R. Fanning
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael R. Fanning, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2006.

                                                  /s/ Michael R. Fanning
                                                  -----------------------------
                                                  Michael R. Fanning

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2006.

                                                  /s/ Elizabeth M. Forget
                                                  -----------------------------
                                                  Elizabeth M. Forget

                      MetLife Investors Insurance Company

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2006.

                                                  /s/ George Foulke
                                                  -----------------------------
                                                  George Foulke

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Richard C. Pearson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Executive Vice President, Secreatry and Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July, 2006.

                                                  /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson

                      MetLife Investors Insurance Company

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2006.

                                                  /s/ Paul A. Sylvester
                                                  -----------------------------
                                                  Paul A. Sylvester

                      MetLife Investors Insurance Company

                               Power of Attorney

                               Jeffrey A. Tupper
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  .   MetLife Investors Variable Annuity Account One (Class C File
      No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File
      No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L--4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2006.

                                                  /s/ Jeffrey A. Tupper
                                                  -----------------------------
                                                  Jeffrey A. Tupper

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Matthew K. Wessel
                  Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Matthew K. Wessel, Vice President and Chief Financial Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

  . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

and at such time as the following separate accounts are merged into the Company:

  . MetLife Investors Variable Annuity Account Five (Class C, Class A, Class L and Class L - 4 Year, Class VA, Class AA, and Class B, Class XC, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity, COVA Variable Annuity) (expected on or about November 10, 2006),

  . MetLife Investors Variable Life Account Five (Class VL, Custom Select VUL, Custom Select JSVUL, Single Premium Variable Life) (expected on or about November 10, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2006.

                             /s/ Matthew K. Wessel
                         -----------------------------
                               Matthew K. Wessel